Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, John Rice, the Chief Executive Officer, and Nannette Toups, the Chief Financial Officer, of Sigma Labs, Inc. (the “Company”), hereby certify, that, to their knowledge:

1. The Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Rice	/s/ Nannette Toups
John Rice	Nannette Toups
Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	Chief Financial Officer, Treasurer (Principal Financial and Accounting Officer)

May 15, 2019	May 15, 2019